Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. Third Quarter 2021 Results November 8, 2021

Safe Harbor Statement Please note that statements made in this presentation regarding American Public Education and its subsidiaries (the “Company”) that are not historical facts may be forward - looking statements based on current expectations, assumptions, estimates and projections about the Company and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied by such statements . Forward - looking statements may be able to be identified by words such as anticipate, believe, seek, could, estimate, expect, intend, may, plan, should, will, would, and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding the impact of recent disruption to the Army’s tuition assistance programs, expected growth, registrations and enrollments, revenues, net income, earnings per share and EBITDA, expected benefits of the acquisition of Rasmussen University, the closing of the acquisition and its timing, expected financial results for Rasmussen, future impacts of the COVID - 19 pandemic, the ability to transform the student experience and deliver a return on learners’ educational investment, the impact of organizational changes, the ability to maintain an attractive risk profile, plans with respect to recent, current and future initiatives, and future demand for online and nursing education . Actual results could differ materially from those expressed or implied by forward - looking statements as a result of various factors, including risks related to actions taken by the Department of Defense or branches of the U . S . Armed Forces, including actions related to the disruption and suspension of tuition assistance, the effects of and APEI’s response to the COVID - 19 pandemic, including impacts on the demand environment as the pandemic abates, the acquisition of Rasmussen University, changes to and expectations regarding our enrollment, registrations and the composition of our student body, and the risk factors described in the risk factor section and elsewhere in the Company's quarterly report on Form 10 - Q for the quarterly period ended September 30 , 2021 , in the Company’s most recent annual report on Form 10 - K, and in the Company’s other SEC filings . You should not place any undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

3 Table of Contents 1. The “New” APEI: Same Mission, More Ways to Serve 2. Education Unit Enrollment Updates 3. 3Q 2021 Financial Results & 4Q 2021 Outlook

The "New" APEI: Educating Service-Minded Students

apei AMERICAN PUBLIC EDUCATION, INC.

Fully Online

AMU | American Public University System | APU

Flexible learning solutions for military and veterans to utilize their earned education benefit

Student Focus
- Military
- Veterans
- Public Service
- Service-minded

Demographics
- Non-traditional
- Avg age: ~32
- Working adult
- 1st Generation
- Some college

Offerings
- Mobile / one-course-at-a-time
- Specific bundles (e.g. officer requirements)
- Practical training + Specialized degrees:
  - Space
  - Intelligence
  - Security
  - Fire
  - Police

Blended Online / On-Ground

RASMUSSEN UNIVERSITY + HONDROS COLLEGE OF NURSING

Helping to solve US nursing shortage by creating new nurses and health science professionals

Student Focus
- Nurses
- Clinical & Health Sciences
- Career-oriented

Demographics
- Non-traditional
- Working adult
- 1st Generation

Offerings
- Purpose-built curriculum and pacing
- Direct path to career
- Career Placements

Graduate School USA

Modernizing government and professional training

Student Focus
- Federal Employees
- Public Service
- Government
- Service-minded

Offerings
- Short-form courses
- Training
- Career Advancement & Mobility
- Continuing Education

HEROIC™: Higher Education Return on Investment for Customers

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Market Leading Positions with Service - Minded Students HEROIC TM Affordable High - Quality Outcomes - focused #1 Educator of Active - Duty Military and Veterans #1 Educator in Pre - licensure Nursing HEROIC TM : Higher Education Return on Investment for Customers 5 Leading provider of Federal workforce training

APEI: Committed to Building a National Nursing Platform

apei AMERICAN PUBLIC EDUCATION, INC.

Footprint Provides Geographic Reach, Laddered Curriculum, Scale Advantages

- ✓ Largest Footprint of Nursing Campuses: 30 at closing of Rasmussen acquisition
- ✓ 8 State Footprint from OH to ND plus FL and KS
  - High concentration of campuses in large and dense markets
- ✓ Most comprehensive ladder of nursing curriculum in the country
- ✓ Scale advantages
  - Programmatic
  - Regulatory knowledge
- ✓ Opportunity for brand leverage

Pro Forma Nursing Revenue: $200MM



Hondros
Rasmussen
Current Campuses
Future Campuses

Industry Tailwinds Likely to Enhance APEI's Leadership in Nursing Education

11,000+ Number of pre-licensure nurses APEI educates through Rasmussen + HCN

APEI is the #1 Educator in pre-licensure nursing education (ADN/RN and PN/LPN) in the country, with expertise in RN (RU) and PN (HCN)

Scale platform allows for operating leverage

Industry + Company Growth Dynamics = Building Powerhouse Nursing Platform

	RASMUSSEN UNIVERSITY +	h =	APEI's Nursing Platform
Campuses	23	7	30
TTM Nursing Revenue[1]	$156MM	$44MM	$200MM

1.Pro forma trailing twelve months 9/30/21

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Graduate School USA Overview

Company Overview

- Leading training provider to federal workforce
- Founded in 1921 inside US Dept. of Agriculture then spun out as not-for-profit in 2010
- GSUSA is accredited by the Accrediting Counsel for Continuing Education & Training (ACCET)
- **$1MM purchase price, $20MM+ of average annual revenue**
- Non-Title IV funding
- Anticipated closing at beginning of 2022
- Shared culture and heritage of "Educating those who Serve"
  - Military, Veterans, and Public service

Direct Sale to Federal Agencies and Open Enrollment

Contract Training (B2G)
for Federal Agencies

\+

Open Enrollment (B2C)
for Government Employees

- Contract Training solutions are **customized for specific government agencies** seeking to train, upskill, or re-skill groups of employees
- **300 pre-scheduled, short-term programs** offered that build foundation for professional certifications

Key Statistics & Course Offerings

300+ *Open Enrollment Courses*

350+ *Government subject matter expert instructors*

125+ *Agencies Served*

10k+ *FY'20 Open Enrollments*

- Federal Human Resources Management
- Government Audit Training
- Leadership & Management
- Federal Acquisition & Contracting
- Federal Financial Management
- Communications & Professional Skills

Illustrative Customer Base and Federal Agencies

City of Seattle, Census, GRS, NIOSH, NIH, USAID, NYC, FEMA, BOEM, City of Dallas, PBGC, dchr, Bureau of Reclamation, Fiscal Service, FDA, DOES, USDA, IRS, CMS, NASA, CDC, FLETC, GSA, Grant Thornton, Kearney & Company, NIST, NRCS

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Table of Contents 1. The “New” APEI: Same Mission, More Ways to Serve 2. Education Unit Enrollment Updates 3. 3Q 2021 Financial Results & 4Q 2021 Outlook 8

• 3Q21 Registrations sharply impacted by Army tuition assistance (TA) portal outage • Portal brought back online July 19, 2021. August + September 2021 YoY net course registrations down just 3%. Slow rebound persists due to continued portal issues. • 4Q21 Registrations in October and November continue to be impacted by the ArmyIgnitED portal outage • October registrations decreased by 2% • November registrations decrease by estimated 3% • 4Q21 Army registrations expected to have positive growth APUS Enrollment Update Army Portal Update • System up and running since July 19, 2021 • Soldiers able to register through Exception to Policy vs fully operational • Remaining issues: • System latency • Manual processes • Continued defects 3Q 2021 4Q 2021 9 84,800 89,600 90,300 264,700 92,900 82,600 83,100 258,700 1Q 2Q 3Q YTD APUS Net Course Registrations 2020 2021 + 10% - 8% - 8% - 2% Army IgniteED Portal Issue

• 3Q21 nursing enrollment reached record number • 13% growth in nursing, offset by non - nursing - 13% growth translated to total growth of - 2% compared to prior year • 4Q21 Total student enrollment of 17,500+ • - 3% year - over - year growth • 1% 2 - year CAGR Rasmussen Enrollment Update 3Q 2021 4Q 2021 10 6,400 9,600 16,000 7,600 9,600 17,200 8,500 8,400 16,900 Nursing Non-Nursing Total Rasmussen Rasmussen Enrollment 3Q 2019 3Q 2020 3Q 2021 + 13% - 2% - 13%

HCN Enrollment Update

HONDROS COLLEGE OF NURSING

3Q 2021


HCN Enrollment
2020
2021
+45%
1,570
2,270
+36%
1,750
2,380
+19%
1,950
2,300
1Q
2Q
3Q

- 3Q21 enrollment reached record number
  - Growth in ADN (RN) programs of 20%
  - PN program quarterly growth of 17%
  - HCN opened its 7th campus in Akron, OH

4Q 2021

- 4Q21 Total student enrollment of 2,500+
  - Highest PN starts all-time
  - Highest total PN & RN enrollment all-time
- Some ongoing impact of enrollment deferral due to COVID fatigue

New Campus Growth Update

- *Obtaining approvals for a new campus in the Detroit, MI area*
- *Enrollment caps raised at Indianapolis campus*

apei AMERICAN PUBLIC EDUCATION, INC.
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Table of Contents 1. The “New” APEI: Same Mission, More Ways to Serve 2. Education Unit Enrollment Updates 3. 3Q 2021 Financial Results & 4Q 2021 Outlook 12

Strong Regulatory Metrics

Institutional Accreditation Update

APUS: Reaccreditation granted by The Higher Learning Commission (HLC) in September for an additional 10 years

Education Unit	Institutional Accreditor	Next Reaffirmation	Open Pathway
APUS	Higher Learning Commission	2030-2031	✓
Rasmussen	Higher Learning Commission	2025-2026	✓
HCN	Accrediting Bureau of Health Education Schools	2027	N/A

Cohort Default Rate



30% Threshold
FY 2016
FY 2017
FY 2018 (1)
19%
15%
9%
11%
12%
8%
7%
9%
8%
APUS
HCN
Rasmussen

90/10



90% Threshold
Estimated pro forma including TA/VA
~87%
38%
35%
80%
82%
77%
76%
APUS
HCN
Rasmussen
2019
2020 (2)

(1) As a result of the CARES Act and subsequent administrative actions, ED implemented a temporary freeze on payments and interest accruals for federal student loans beginning in March 2020 until at least January 2022.
(2) Estimated proforma calculation using the current 90/10 cash-based calculation including TA/VA payment sources.

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Third Quarter and YTD 2021 Financial Highlights Financial Summary Capitalization and Liquidity 1) During the third quarter of 2021, we revised our reportable segments and updated the results for the prior period to conform to the current period presentation. 2) EBITDA plus stock comp, loss on disposal of long - lived assets, and M&A - related professional and integration fees 14 Solid liquidity position: • $115 million of unrestricted cash • $20 million undrawn revolver 3Q21 3Q20% 3Q21 3Q20 % Quarter Quarter Change YTD YTD Change Three Months Ended Nine Months Ended September 30, September 30, 2021 2020 % Change 2021 2020 % Change ($ in millions) APUS Revenue (1) 65.9 69.7 -5% 210.3 210.4 0% HCN Revenue 11.2 9.5 18% 33.5 25.7 30% Rasmussen Revenue 21.1 - N/A 21.1 - N/A Corporate, other, and Eliminations (1) (0.0) (0.1) NM (0.2) (0.2) NM Total revenue 98.2 79.1 24% 264.8 235.9 12% Net income (loss) (0.3) 2.6 -110% 8.4 11.8 -29% Adjusted EBITDA (2) 9.1 10.8 -16% 35.2 34.8 1% EPS (diluted) (0.01) 0.18 -106% 0.46 0.78 -41%

These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. 1. APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. 2. HCN and Rasmussen student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. 3. Please refer to appendix for GAAP to Non - GAAP reconciliation APEI’s 4Q 2021 Financial & Operational Outlook 15 $6 million annual cash tax benefit from Rasmussen acquisition during year 1 Fourth Quarter 2021 Guidance Full Year 2021 Guidance (Approximate) (% Yr/Yr Change) (Approximate) (% Yr/Yr Change) APUS Net course registrations 1 84,000 to 86,600 -2% to -5% 342,600 to -3% to -4% HCN Student enrollment 2 2,510 17% 2,510 17% RU Student enrollment 2 17,500 -3.5% 17,500 -3.5% - Nursing 8,800 8% 8,800 8% - Non-Nursing 8,700 -13% 8,700 -13% ($ in millions except EPS) APEI Consolidated revenue $150 to $155 75% to 80% $415 to $419 29% to 30% APEI Consolidated net income $5.7 to $7.1 0% to -19% $14.1 to $15.5 -18% to -25% APEI Adjusted EBITDA 3 $23.8 to $26.28 50% to 66% $59.0 to $61.5 17% to 21% APEI Diluted EPS $0.31 to $0.38 -19% to -34% $0.77 to $0.85 -32% to -38%

Thank You

American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures 17 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)         Net (loss) income $ (267) $ 2,642 8,371 11,751 Income tax expense 224 785 3,509 4,291 Interest expense (income) 1,305 (121) 1,167 (1,002) Equity investment loss - 2 827 2 Depreciation and amortization 4,386 3,226 9,561 9,955 EBITDA 5,648 6,534 23,435 24,997 Stock Compensation 1,804 1,942 5,969 5,265 Loss on disposals of long-lived assets - 418 182 742 M&A - related professional fees 1,629 1,937 5,596 3,803 Adjusted EBITDA $ 9,081 $ 10,831 35,182 34,807 Nine Months Ended September 30, 2021 2020 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three and nine months ended September 30, 2021 and 2020: Three Months Ended September 30, 2021 2020

American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures (continued) 18 GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)         Net income $ 5,700 $ 7,125 $ 14,071 $ 15,496 Income tax expense 2,300 2,875 5,809 6,384 Interest expense (income) 3,420 3,420 4,587 4,587 Equity investment loss - - 827 827 Depreciation and amortization 8,560 8,560 18,121 18,121 EBITDA 19,980 21,980 43,415 45,415 Stock Compensation 2,050 2,050 8,019 8,019 Loss on disposals of long-lived assets - - 182 182 M&A - related professional fees 1,750 2,250 7,346 7,846 Adjusted EBITDA $ 23,780 $ 26,280 $ 58,962 $ 61,462 The following table sets forth the reconciliation of the Company’s GAAP outlook net income to the calculation of outlook adjusted EBITDA for the three and twelve months ended December 31, 2021: Three Months Ended Twelve Months Ended December 31, 2021 Low High December 31, 2021 Low High